UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

SAGIMET BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41742	20-5991472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sagimet Biosciences Inc.

155 Bovet Road, Suite 303,

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 561-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.0001 par value per share	SGMT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Principal Financial Officer and Interim Principal Accounting Officer

As previously disclosed, on December 28, 2023, Anthony Rimac, the Chief Financial Officer of Sagimet Biosciences Inc. (the “Company”) provided notice of his intent to resign effective January 31, 2024. On January 31, 2024, the board of directors (the “Board”) of the Company appointed Joseph Oriti as Interim Principal Financial Officer and Interim Principal Accounting Officer, effective as of February 1, 2024 (the “Effective Date”). Mr. Oriti will provide his services as a consultant through Stout Risius Ross, LLC (“Stout”), a global advisory firm specializing in corporate finance, accounting and transaction advisory services.

Mr. Oriti, age 44, is a director with Stout and has been employed by Stout since February 2023. Prior to this, Mr. Oriti was not employed from June 2022 until February 2023. From April 2020 until June 2022, Mr. Oriti was a director at Riveron and from January 2020 until April 2020, Mr. Oriti was not employed. Prior to this, Mr. Oriti served as a director at SOLIC Capital from September 2007 until January 2020. Mr. Oriti received his B.B.A. from Kent State University.

There are no arrangements or understandings between Mr. Oriti and any other persons pursuant to which Mr. Oriti was appointed as Interim Principal Financial Officer and Interim Principal Accounting Officer of the Company. In addition, there are no family relationships between Mr. Oriti and any director or executive officer of the Company, and there are no transactions involving Mr. Oriti requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sagimet Biosciences Inc.

Date: February 2, 2024	By:	/s/ David Happel
David Happel
Chief Executive Officer